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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2005
                              (December 12, 2005)

                               AUTOCAM CORPORATION
             (Exact name of registrant as specified in its charter)



            MICHIGAN                     333-119215              38-2790152
-------------------------------   ------------------------  --------------------

(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

           4436 BROADMOOR AVENUE SOUTHEAST, KENTWOOD, MICHIGAN, 49512
          -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (616) 698-0707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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SECTION 7 -- REGULATION FD.

ITEM 7.01.  REGULATION FD DISCLOSURE.

ATS ACQUISITION

         On December 12, 2005, Autocam Corporation ("Autocam") entered into an Asset Purchase Agreement with ATS Automation Tooling Systems, Inc. of Cambridge, Ontario ("ATS") to purchase certain assets of ATS's Precision Metals Division (the "Acquisition"). The total cost of approximately $7 million includes the acquisition of assets and expected integration expenses to be incurred following the closing of the transaction. ATS is engaged in the business of producing high-volume, precision machined armatures shafts, worms and gears used in small electric motor, safety and convenience applications for the automotive industry. Such components are substantially similar to components manufactured by Autocam throughout its worldwide operations.

         On December 13, 2005, Autocam and ATS issued a joint press release announcing the signing of the Asset Purchase Agreement, a copy of which is furnished as Exhibit 99.1.

         The Acquisition will be funded from the proceeds of equity contributions from existing shareholders (or affiliates of existing shareholders) of Micron Holdings, Inc., the ultimate parent of Autocam. The transaction is scheduled to close during the first week of January 2006 (the "Closing Date") and is subject to customary closing conditions.

         Set forth below is certain financial information reflecting Autocam management's expectations of ATS's operations during the twelve month period after the Acquisition is fully integrated. The Acquisition is expected to be fully integrated within five months of the Closing Date.

Net Sales                                         $16,100,000
Operating Income                                    1,700,000
Depreciation and Amortization                         300,000

This report includes "forward-looking statements," within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, with respect to our financial condition, results of operations and business and our expectations or beliefs concerning future events. Statements that are predictive in nature that depend upon or refer to future events or conditions or that include words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "likely," "will," "would," "could" and similar expressions are forward-looking statements.

All forward-looking statements involve risks and uncertainties. Many risks and uncertainties are inherent in our industry and markets. Others are more specific to our operations. The occurrence of the events described and the achievement of the expected results depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from the forward-looking statements contained in this report.

Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include:

-    whether the Acquisition is completed and the timing thereof;

- our ability to timely integrate the Acquisition and costs associated with the integration;

-    the cyclical nature of the automotive industry;

-    performance of our business and future operating results;

- general business and economic conditions, particularly an economic downturn; and

- the factors discussed in our Form 10-K for the fiscal year ended December 31, 2004 in the section titled "Risk Factors."



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All future written and verbal forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur and actual results may differ materially from the projected financial information. Accordingly, investors should not place undue reliance on any of these estimated results, projections or other forward looking statements.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under
Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Not Applicable.

      (b) Not Applicable.

      (c) The exhibit listed below and in the accompanying Exhibit Index is furnished as part of this Current Report on Form 8-K.


EXHIBIT NO.

Exhibit 99     Press Release, dated December 13, 2005



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         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Autocam Corporation



                                            By:     /s/ John C. Kennedy
                                                 ----------------------------
                                                 Name: John C. Kennedy
                                                 Title: President and Chief
                                                        Executive Officer




Dated:  December 13, 2005


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                                  EXHIBIT INDEX


EXHIBIT NO.

Exhibit 99     Press Release, dated December 13, 2005